UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 1, 2002

                      Fortune Diversified Industries, Inc.
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               (Exact name of registrant as specified in charter)


             Delaware                 0-19049            74-2504501
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   (State or other jurisdiction     (Commission        (IRS Employer
         of incorporation)          File Number)     Identification No.)



     6809 Corporate Drive, Indianapolis, Indiana            46278
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      (Address of principal executive offices)            (Zip Code)

   Registrant's telephone number, including area code: (317) 532-1374


                                       N/A
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         (Former name or former address, if changed since last report)


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Fortune Diversified Industries, Inc.
SEC Form 8-K

Item 5.  Other Events.

The Registrant is reporting on an optional basis the following transaction: TTC Acquisition Company ("TTC"), an Indiana corporation and wholly-owned subsidiary of the Registrant, acquired certain assets of Telecom Technology Corp. ("Seller"), an Indiana corporation, and Michael W. Grothe, through an Asset Purchase Agreement effective as of September 1, 2002 ("TTC Agreement"). The assets acquired include certain of the Seller's work-in-process, software and related assets, fixed assets, equipment and machinery, computer hardware and fixtures, a complete customer list, intellectual property, sales proposals and like documents and contracts, inventory, accounts receivable, intangible assets, prepaid expenses, cash and cash equivalents. The consideration given for the acquired assets was cash and shares of the Registrant's common stock, which are subject to adjustments as described in the TTC Agreement. The assets were acquired from the Seller. Mr. Grothe is party to the TTC Agreement and is subject to an Employment Agreement. Prior to the TTC Agreement, there is no material relationship between the Registrant and the Seller or Mr. Grothe.

In addition, the Registrant, through TTC and an Asset Purchase Agreement effective as of September 1, 2002 ("Hagan Agreement"), acquired the customer lists, good will and other business assets of Pat Hagan, who is being employed by TTC. The consideration given for the acquired assets was cash and shares of the Registrant's common stock, which are subject to adjustments as described in the Hagan Agreement. The assets were acquired through the Seller. Mr. Hagan is a party to the Hagan Agreement and is subject to an Employment Agreement. Prior to the Hagan Agreement, there is no material relationship between the Registrant and Mr. Hagan.

The foregoing description of certain provisions of the Agreements, copies of which are filed as exhibits hereto and incorporated herein by reference, are not intended to be complete and are qualified in their entirety by reference to the full text of such Agreements.


Item 7.     Financial Statements and Exhibits

(a) and (b) N/A.

(c)     Exhibits

Exhibit Number      Description
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Exhibit 5.1         Asset Purchase Agreement effective as of September 1,
                    2002 by and among TTC ACQUISITION COMPANY. an Indiana corporation (the "Purchaser"), TELECOM TECHNOLOGY CORP., an
                    Indiana corporation, (the "Seller") and MICHAEL GROTHE
                    ("Grothe").

Exhibit 5.2 Asset Purchase Agreement effective as of September 1, 2002 by and between TTC ACQUISITION COMPANY and PAT HAGAN


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      Fortune Diversified Industries, Inc.
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                                  (Registrant)

DATE:     September 13, 2002

                                        By:  /s/ Douglas E. May
                                             ---------------------------
                                             Douglas E. May,
                                             Corporate Secretary
                                             Vice President of Finance
                                             and Chief Financial Officer


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                                  EXHIBIT INDEX



EXHIBIT
  NO.            DESCRIPTION                                                PAGE
-------          -----------                                                ----

Exhibit 5.1 Asset Purchase Agreement effective as of September 1, 2002 by and among TTC ACQUISITION COMPANY. an Indiana corporation (the "Purchaser"), TELECOM TECHNOLOGY CORP., an Indiana corporation, (the "Seller") and MICHAEL GROTHE ("Grothe").

Exhibit 5.2 Asset Purchase Agreement effective as of September 1, 2002 by and between TTC ACQUISITION COMPANY and PAT HAGAN